Filler Distribution Agreement	3 Months Ended
Mar. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Filler Distribution Agreement

4. Filler Distribution Agreement

In January 2020, we entered into an exclusive distribution agreement (the “Teoxane Agreement”) with Teoxane SA (“Teoxane”), pursuant to which Teoxane granted us with the exclusive right to import, market, promote, sell and distribute Teoxane’s line of Resilient Hyaluronic Acid® (“RHA®”) dermal fillers in exchange for 2,500,000 shares of our common stock and certain other commitments by us. The Teoxane Agreement includes rights to i) RHA® 2, RHA® 3 and RHA® 4 which have been approved by the FDA for the correction of moderate to severe dynamic facial wrinkles and folds, including RHA® 2, RHA® 3 and RHA® 4 in the currently approved indications, ii) RHA® 1, which is currently in clinical trials for the treatment of perioral rhytids, and iii) future hyaluronic acid filler advancements and products by Teoxane (collectively the “RHA® dermal fillers”) in the U.S. and U.S. territories and possessions. The Teoxane Agreement will be effective for a term of ten years upon product launch and may be extended for a two-year period upon the mutual agreement of the parties. We are required to meet certain minimum purchase obligations and certain minimum expenditure requirements, which are discussed in Note 10.

If Teoxane pursues regulatory approval for RHA® dermal fillers for certain new indications or filler technologies, including innovations with respect to existing products in the U.S., we will be subject to certain specified cost-sharing arrangements for third party expenses incurred in achieving regulatory approval for such products. We will also have a right of first negotiation with respect to any cosmeceutical products that Teoxane wishes to distribute in the U.S, and Teoxane will have a right of first negotiation in connection with the distribution of DaxibotulinumtoxinA for Injection for aesthetic use, outside the U.S. and U.S. territories where Teoxane has an affiliate.

The Teoxane Agreement is accounted for as an asset acquisition for the distribution rights of various approved and unapproved products and indications. The aggregate purchase consideration for the distribution rights is $43.5 million, consisting of the fair value of the 2,500,000 shares transferred to Teoxane and transaction costs. The purchase consideration is allocated to the underlying groups of approved and unapproved products based on their relative fair values, of which $11.2 million is allocated to certain unapproved products and future innovations, or in-process research and development assets, and is recognized as research and development expense on the condensed consolidated statements of operations and comprehensive loss. The remaining purchase consideration is allocated to the currently approved products and indications, and is recognized as an intangible asset on the condensed consolidated balance sheets. The intangible asset will be amortized over approximately 4 years commencing upon the first delivery of the RHA® dermal fillers products from Teoxane.

The following table summarized the distribution rights:

	March 31, 2020
(in thousands)	Initial Carrying Amount	Accumulated Amortization	Net Carrying Amount
Distribution rights to approved products and indications	$32,334	$—	$32,334